DECHERT LLP
1775 I STREET, N.W.
WASHINGTON, DC 20006-2401
TELEPHONE: 202-261-3300
FACSIMILE: 202-261-3333

January 20, 2006

VIA EDGAR

Securities and Exchange Commission
100 F, Street N.E.
Washington, D.C. 20549

Re: Variable Insurance Funds ("Fund")
File Nos. 33-81800 and 811-8644

Ladies and Gentlemen:

Pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, attached for filing via the EDGAR system is a definitive proxy statement, form of proxy, and other soliciting material ("Proxy Materials") for a Special Meeting of Shareholders (the "Meeting") to be held on February 21, 2006. The Meeting is being held for the purpose of electing five nominees to the Board of Trustees. Definitive copies of the Proxy Materials will be mailed starting on or about January 20, 2006.

No fee is required in connection with this filing. Should you have any questions or comments, please contact me at 202.261.3386.

Sincerely,

/s/ Keith T. Robinson
Keith T. Robinson